                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               DELTAPOINT, INC.
--------------------------------------------------------------------------------
                   (EXACT NAME AS SPECIFIED IN ITS CHARTER)

                                 June 27, 1997
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

        California                         7372                               77-0216760
----------------------------------------------------------------------------------------------------
(State of Other Jurisdiction of        (Primary Standard Industrial        (I.R.S. Employer
Incorporation or Organization)          Classification Code Number)       Identification Number)
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                22 Lower Ragsdale, Monterey, California  93940
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                    (Address of Principal Executive Office)

                                (408) 648-4000
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             (Registrant's telephone number, including area code)

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS

     On June 27, 1997, DeltaPoint, Inc. (the "Company") completed the sale of its DeltaGraph charting and graphics product line to SPSS, Inc. ("SPSS") with an effective date of May 1, 1997. In connection with the transaction, the Company and SPSS entered into (i) an Asset Purchase Agreement (the "Asset Agreement") pursuant to which SPSS acquired the assets related to the DeltaGraph product line in exchange for $910,000 in cash paid on June 30, 1997 and (ii) an Interim Management Agreement (the "Management Agreement") pursuant to which the Company will continue to manage the DeltaGraph product line for SPSS through July 31, 1997 or such other date as agreed to by the Company and SPSS in exchange for $400,000 in cash payable upon completion of the Company's obligations under such agreement (currently expected to be paid in August
1997). Other than certain order fulfillment and product support obligations, SPSS assumed no known liabilities or obligations of the Company in connection with this transaction.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

       (b)     Pro forma financial information

               The following unaudited pro forma condensed balance sheet gives effect to the sale of the DeltaGraph product line as if the sale occurred on March 31, 1997. The following unaudited pro forma condensed statements of operations give effect to the sale as if the sale occurred on January 1, 1996.

                               DELTAPOINT, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                             as of March 31, 1997
              (in thousands, except number of shares, unaudited)



                                                           As           Pro Forma      Pro Forma
                                                        Reported       Adjustments      Amounts
                                                        --------       -----------     ---------
                      ASSETS
   Current assets:
     Cash and cash equivalents  (Note 2a)..........     $  1,548         $  910       $  2,458
  Accounts receivable, net of allowance for
    doubtful accounts of $118......................        1,577                         1,577
  Inventories (Note 2b)............................          100            (51)            49
  Receivable from SPSS, Inc. (Note 2a).............           --            400            400
  Prepaid expenses and other current assets........          326                           326
                                                        --------         ------         ------
             Total current assets..................        3,551          1,259          4,810
   Property and equipment, net.....................          252                           252
   Purchased software, net.........................          261                           261
   Deposits and other assets.......................           29                            29
                                                        --------         ------       --------
                                                        $  4,093         $1,259       $  5,352
                                                        --------         ------       --------
                                                        --------         ------       --------

         LIABILITIES AND SHAREHOLDERS'
                    DEFICIT
   Current liabilities:
     Accounts payable..............................     $  1,389                        $1,389
     Accrued liabilities (Note 2b).................          993            500          1,493
     Reserve for returns...........................          483                           483
     Notes payable.................................        2,150                         2,150
                                                        --------         ------       --------
             Total current liabilities.............        5,015            500          5,515

   Shareholders' deficit:
     Preferred Stock, no par value, 4,000,000 shares
          authorized, none issued or outstanding...          ---                           ---
     Common stock, no par value, 25,000,000 shares
         authorized 2,489,873 and 2,485,540 shares
         were issued and outstanding...............       15,265                        15,265
     Accumulated deficit (Note 2b).................      (16,187)           759        (15,428)
                                                        --------         ------       --------
           Total shareholders' deficit (Note 2b)...         (922)           759           (163)
                                                        --------         ------       --------
                                                        $  4,093         $1,259       $  5,352
                                                        --------         ------       --------
                                                        --------         ------       --------

              See accompanying notes to Pro Forma Condensed Financial Statements


                                                         DELTAPOINT, INC.
                                           PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                                          (in thousands, unaudited, except per share data)



                                                               For The Year Ended                 For The Three Months Ended
                                                                December 31, 1996                     March 31, 1997
                                                       As         Pro Forma      Pro Forma      As       Pro Forma     Pro Forma
                                                    Reported      Adjustments     Amounts    Reported   Adjustments     Amounts
                                                    --------      -----------     -------    --------   -----------     -------

     Net Revenues  (Note 3)......................    $4,950         $(3,067)      $1,883     $ 1,023      $(607)     $   416
     Cost of revenues  (Note 3)..................     1,181            (660)         521         320       (153)         167
                                                    --------      -----------     -------    --------   -----------    -------
          Gross profit...........................     3,769          (2,407)       1,362         703       (454)         249
                                                    --------      -----------     -------    --------   -----------    -------
     Operating expenses:

          Sales and marketing  (Note 3)..........     4,685            (612)       4,073       1,459       (209)       1,250
          Research and development  (Note 3).....     2,618            (502)       2,116         731        (68)         663
          General and administrative  (Note 3)...     1,388             (26)       1,362         238       (  9)         229
                                                    --------      -----------     -------    --------   -----------    -------
                                                      8,691          (1,140)       7,551       2,428       (286)       2,142
                                                    --------      -----------     -------    --------   -----------    -------
     Loss from operations........................    (4,922)          1,267       (6,189)     (1,725)       168       (1,893)
     Interest and other (expense) income.........        74              --           74        (796)        --         (796)
                                                    --------      -----------     -------    --------   -----------    -------
     Net loss....................................   $(4,848)        $ 1,267      $(6,115)    $(2,521)      $168      $(2,689)
                                                    --------      -----------     -------    --------   -----------    -------
                                                    --------      -----------     -------    --------   -----------    -------
     Net loss per share..........................   $ (2.17)                     $ (2.74)    $ (1.01)                $ (1.08)
                                                    --------                      -------    --------                  -------
                                                    --------                      -------    --------                  -------
     Share and share equivalents used in per
       share calculations........................     2,231                        2,231       2,489                   2,489





      See accompanying notes to Pro Forma Condensed Financial Statements

                               DELTAPOINT, INC.
               Notes to Pro Forma Condensed Financial Statements
                       (Amounts in thousands, unaudited)

 1. On June 27, 1997, DeltaPoint, Inc. (the "Company") completed the sale of its DeltaGraph product line to SPSS, Inc. ("SPSS") and will receive an aggregate $1,300,000 in cash. Of the $1,300,000, $910,000 is attributable to the sale of the DeltaGraph product line and $400,000 is attributable to services to be rendered by the Company pursuant to an interim management agreement (the "Management Agreement") between the Company and SPSS.

    The sale was completed on June 27, 1997 with an effective date of May 1, 1997. The Company received $910,000 on June 30, 1997 pursuant to the sale. In addition, the Company will receive an additional $400,000 upon completion of the Company's obligations under the Management Agreement (currently expected to be paid in August 1997). The Company will defer recognition of the $400,000 of revenue until completion of all obligations to SPSS.

 2. The pro forma condensed balance sheet reflects the effects of the sale of the DeltaGraph product line as if it had been consummated on March 31, 1997:

     a.    Increase in Cash

               Total amount due from SPSS               $1,310
               Receivable under Management Agreement      (400)
                                                       --------
                    Net increase in cash                $  910
                                                       --------
                                                       --------

     b.    Decrease in Accumulated Deficit

               Total amount due from SPSS               $1,310
               Net book value of inventory sold            (51)
               Deferred management revenue                (400)
               Transaction expenses (i)                   (100)
                                                       --------
                    Decrease in accumulated deficit     $  759
                                                       --------
                                                       --------

        (i)Transaction expenses consist primarily of fees to the Company's financial advisors and certain legal and accounting fees.

 3. May 1, 1997 effective date of the sale of the DeltaGraph product line, the Company will no longer have revenues relating to the DeltaGraph product line. The pro forma condensed statement of operations has been adjusted to eliminate the net revenues, cost of revenues and operating expenses which the Company believes (i) are directly attributable to the DeltaGraph product line and (ii) will not continue after the completion of the sale of the DeltaGraph product line.

 4. Since the pro forma adjustments described above increase the Company's pre-tax loss, there is no affect on U.S. income tax expense.

 5. The pro forma condensed statement of operations has been prepared for continuing operations and, therefore, does not give effect to the one time gain from the sale of the DeltaGraph product line or the revenue related to the Management Agreement.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

            2.1 Asset Purchase Agreement dated June 27, 1997 between the Company and SPSS, Inc.
           10.31 Interim Management Agreement dated June 27, 1997 between the Company and SPSS, Inc.

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DELTAPOINT, INC.
                                             (Registrant)



Dated:  July 11, 1997                        By: /s/ JEFFREY F. AIT
                                                ----------------------------
                                             Name:   Jeffrey F. Ait
                                                  --------------------------
                                             Title:  Chief Executive Officer